UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 29, 2007
ENERGY WEST, INCORPORATED
(Exact name of registrant as specified in its charter)

MONTANA	0-14183	81-0141785

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 First Avenue South, Great Falls, Montana	59401

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (406) 791-7500

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Amendment to Articles of Incorporation — Elimination of Certificate of Designation of Rights, Preferences and Privileges of the Series A Participating Preferred Stock
Effective May 29, 2007, the registrant has amended its Articles of Incorporation by filing, with the Secretary of State of the State of Montana, Articles of Amendment to its Articles of Incorporation (the “Amendment”). The Amendment is filed herewith as Exhibit 3.1 and incorporated herein by reference.
The Amendment amends Article Fourth of the Restated Articles of Incorporation of the registrant to delete and eliminate the Certificate of Designation of Rights, Preferences and Privileges of the Series A Participating Preferred Stock of the registrant (the “Certificate of Designation”). As a result of the filing of the Amendment, the 3,500 shares of Preferred Stock, par value $0.15 per share, previously designated as Series A Participating Preferred Stock, have now been restored to the status of authorized but unissued and undesignated shares of Preferred Stock of the registrant. The Amendment was filed with the Secretary of State of the State of Montana on May 29, 2007.
The Certificate of Designation, which set forth the terms and conditions of the Series A Participating Preferred Stock, was originally made a part of the registrant’s Articles of Incorporation pursuant to Articles of Amendment filed with the Secretary of State of the State of Montana on June 3, 2004 (the “June 2004 Amendment”), and was adopted by the registrant’s Board of Directors in accordance with the registrant’s Preferred Stock Rights Agreement, dated June 3, 2004 (the “Rights Agreement”). The Series A Participating Preferred Stock served as a mechanism to accomplish the purposes of the Rights Agreement. Rights agreements, like the one adopted by the registrant in 2004, are commonly known as a “poison pill,” and are used as a structural takeover defense to deter coercive tactics by an acquirer in connection with any unsolicited or unfriendly attempt to take over the company.
The Amendment is the last of several steps that have been taken by the registrant to terminate, effective May 25, 2007, the Rights Agreement and its poison pill. For additional information regarding termination of the registrant’s Rights Agreement and poison pill, see the registrant’s Current Report on Form 8-K and its Amendment No. 2 to its Registration Statement on Form 8-A12G/A, both of which were filed with the Commission on April 25, 2007, and are incorporated herein by reference.
The June 2004 Amendment, which contains the full text of the Certificate of Designation, is filed herewith as Exhibit 3.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Item	Filing Status

3.1	Articles of Amendment to the Articles of Incorporation, as filed with the Secretary of State of the State of Montana on May 29, 2007 (the “Amendment”; filed herewith)	Filed

3.2	Articles of Amendment to the Articles of Incorporation, as filed with the Secretary of State of the State of Montana on June 3, 2004 (the “June 2004 Amendment”; filed herewith)	Filed

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY WEST, INCORPORATED

Dated: June 4, 2007	By:	/s/ David A. Cerotzke
David A. Cerotzke
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Item	Filing Status

3.1	Articles of Amendment to the Articles of Incorporation, as filed with the Secretary of State of the State of Montana on May 29, 2007 (the “Amendment”; filed herewith)	Filed

3.2	Articles of Amendment to the Articles of Incorporation, as filed with the Secretary of State of the State of Montana on June 3, 2004 (the “June 2004 Amendment”; filed herewith)	Filed